Exhibit 10.1

EXECUTION VERSION

SG CREDIT PARTNERS, INC.

500 Newport Center Dr., Suite 580

Newport Beach, CA 92660

March 5, 2024

AudioEye, Inc.

Springtime, Inc.
5210 E. Williams Cir, Ste 750
Tucson, AZ 85711
Attention: David Moradi

Email: dmoradi@audioeye.com

RE: Amendment to Loan Agreement

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of November 30, 2023 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”) by and among AUDIOEYE, INC., a Delaware corporation (“AudioEye”), SPRINGTIME, INC., a Delaware corporation (“Springtime”, together with AudioEye, individually and collectively, the “Borrowers” or “you”), and SG CREDIT PARTNERS, INC. (“Lender” or “us”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Notwithstanding anything contained in the Loan Agreement, Lender and Borrowers hereby agree that:

1.	Section 4.4 of the Loan Agreement is hereby amended to delete the reference therein to “$3,000,000” and replace it in lieu thereof, with “$3,500,000.”

Borrowers reconfirm their obligations under Section 10.4(a) of the Loan Agreement regarding the payment of Lender’s legal fees in connection with this Amendment.

The forgoing shall not be deemed a consent to, or waiver of, the breach by Borrowers of any covenants or agreements contained in the Loan Agreement with respect to any transaction or matter. Borrowers agree that the amendments set forth herein shall be limited to the precise meaning of the words as written herein and shall not be deemed (i) to be a consent to, or any waiver or modification of, any other term or condition of the Loan Agreement, or (ii) to prejudice any right or remedy that Lender may now have or may in the future have under or in connection with the Loan Agreement. The amendments herein shall not be construed as establishing a course of conduct on the part of Lender upon which the Borrowers may rely at any time in the future. Borrowers expressly waive any right to assert any claim to such effect at any time.

Sincerely,

SG CREDIT PARTNERS, INC.

By:	/s/ Marc Cole
Name:	Marc Cole
Title:	Chief Executive Officer

[Signature Page for Amendment Letter]

AGREED TO AND ACKNOWLEDGED:

BORROWERS:

AUDIOEYE, INC.

By:	/s/ David Moradi
Name:	David Moradi
Title:	Chief Executive Officer
SPRINGTIME, INC.
By:	/s/ David Moradi
Name:	David Moradi
Title:	Chief Executive Officer

[Signature Page for Amendment Letter]